AVENANT No. 1
AU CONTRAT DE PRESTATIONS DE SERVICES
EN DATE DU 5 MAI 1998





ENTRE

La societe INTER PARFUMS, societe anonyme au capital de
68.539.000 Francs, dont le siege social est 4, Rond Point des Champs Elysees - 75008 PARIS, immatriculee au registre du Commerce et des Societes de PARIS sous le numero 350 219 382,

Representee par Monsieur Philippe BENACIN,

Ci-apres denommee INTER PARFUMS,

D'UNE PART,



ET

La societe SAGATRANS, societe anonyme a Directoire et Conseil de Surveillance au Capital de 23 880 825 Euros, dont le siege social est 31-32 quai de Dion Bouton - 92800 PUTEAUX, immatriculee au Registre du Commerce et des Societes de NANTERRE sous le numero 712 025 691,

Representee par Monsieur Didier FOLOPPE, President du Directoire,

Ci-apres denommee SAGATRANS,

D'AUTRE PART,



IL EST TOUT D'ABORD RAPPELE CE QUI SUIT :

INTER PARFUMS et SAGATRANS ont signe en date du 5 mai 1998 un contrat de prestations de services portant sur l'organisation et l'execution des operations de reception, de stockage, de preparation de commandes de produits cosmetiques et de parfumerie commercialises par INTER PARFUMS dans un entrepot de 8.000 m2 pris en location par SAGATRANS sur le site de Rouen Vallee de Seine Logistique et dedie a l'activite INTER PARFUMS dont la mise en exploitation a ete faite le 1er Aout 1999.

La croissance de l'activite de la societe INTER PARFUMS necessite la mise en ouvre par SAGATRANS de moyens immobiliers, materiels et humains supplementaires adaptes.

INTER PARFUMS et SAGATRANS se sont rapprochees pour definir les modifications a apporter au contrat du 5 mai 1998.

Le present avenant vise donc a definir les modifications inherentes a l'extension de la plate-forme logistique.

CECI EXPOSE, IL A ETE CONVENU CE QUI SUIT :

Article 1 - Extension de l'entrepot actuel

Pour repondre aux besoins d'INTER PARFUMS, SAGATRANS s'engage a prendre en location aupres de la S.C.I. SOGARIS - PORT DE ROUEN VALLEE DE SEINE ou de toute entite qu'elle se substituerait, un batiment a usage d'entrepot d'une superficie d'environ 3.000 m2 construit en extension du batiment actuellement exploite.

En l'etat actuel du projet de construction et sauf defaut de delivrance de l'autorisation prefectorale relative a la legislation sur les installations classees pour la protection de l'environnement et/ou sauf defaut d'obtention du permis de construire, exigences particulieres de la DRIRE quant a l'application de la reglementation afferente aux installations classees pour la protection de l'environnement, recours des tiers sur le permis, cas de force majeure et/ou retards dans l'achevement desdits travaux par la S.C.I. SOGARIS - PORT DE ROUEN VALLEE DE SEINE, cette derniere devrait mettre l'entrepot a disposition de SAGATRANS dans le courant du premier semestre 2002.

La mise en exploitation effective de cet entrepot devra intervenir au plus tard dans le mois qui suit la mise a disposition.

SAGATRANS tiendra INTER PARFUMS regulierement informee du deroulement de la phase d'obtention du permis de construire et des travaux effectues par la S.C.I. SOGARIS-PORT DE ROUEN VALLEE
DE SEINE.

Dans l'attente de la mise en exploitation de cette extension et pour adapter les moyens et equipements necessaires a l'augmentation des activites d'INTER PARFUMS, SAGATRANS a pris en location, dans le cadre d'une convention d'occupation precaire, une surface d'environ 2.000 m2 dans un entrepot situe sur le site R.V.S.L. qu'elle a specialement amenagee pour le stockage des produits INTER PARFUMS.


Article 2 - Remuneration

2.1   	La remuneration de SAGATRANS est revisee retroactivement au
      	1er Janvier 2001 et fixee selon les conditions suivantes :

2.1.1 	Prestations Exportation

	Chiffre d'affaires Export	Remuneration
	Hors taxes			Hors taxes
---------------------------------	----------------------------
Jusqu'a 76.000.000 Euros inclus		2,25 % du chiffre d'affaires
					H.T. export
Plus de 76.000.000 Euros		2,00 % du chiffre d'affaires
					H.T. export

2.1.2	Prestations France

	Remuneration Hors taxes
----------------------------------------
3,25 % du chiffre d'affaires H.T. France

Les factures seront reglees par virement bancaire a 60 jours le
25 du mois.


2.2	INTER PARFUMS versera a SAGATRANS une remuneration minimale
fixee a la somme de UN MILLION QUATRE CENT QUARANTE MILLE
Euros (1.440.000 Euros) hors taxes, payable mensuellement a hauteur de CENT VINGT MILLE Euros (120.000 Euros) hors taxes.
Cette remuneration minimale globale correspond a une remuneration mensuelle minimale des prestations Export de CENT
DIX MILLE Euros (110.000 Euros) hors taxes et une remuneration mensuelle minimale des prestations France de DIX MILLE Euros (10.000 Euros) hors taxes.

Cette remuneration sera revisee semestriellement en fonction du chiffre d'affaires realise par INTER PARFUMS et certifie par ses Commissaires aux Comptes, au depart de l'entrepot de SAGATRANS. INTER PARFUMS acquittera a SAGATRANS la plus forte des deux sommes suivantes :

-	le montant mentionne a l'article 2.1,

-	le montant forfaitaire mentionne a l'article 2.2,
	pour le semestre considere.


2.3 	La remuneration visee a l'article 2.1 comprend l'ensemble
des prestations effectuees par SAGATRANS en application des termes du contrat du 5 mai 1998 a l'exception des :
	- prestations complementaires visees a l'article 8 du contrat du 5 mai 1998,
	- des fournitures de palettes, cartons, etiquettes et autres materiels necessaires a la preparation des commandes,
	- des locations eventuelles de containers,
	- des frais d'envoi express ou tout autre moyen d'acheminement rapide de plis ou petits colis.


2.4	Le stockage des produits INTER PARFUMS dans les differents
entrepots exploites par SAGATRANS ne donnera plus lieu, a compter du 1er juillet 2001, a une quelconque facturation d'entreposage.

SAGATRANS ne facturera plus de frais de transferts entre les
differents depots    actuellement exploites par SAGATRANS,
sauf circonstance particuliere et avec l'accord d'INTER
PARFUMS.


2.5	Tout retard de reglement entrainera des penalites de retard
au taux de l'interet legal x 1,5 au prorata temporis des journees de retard, la date P&T d'envoi faisant foi.


Article 3 - Projet d'implantation d'un nouvel entrepot sur le site R.V.S.L.

Afin de repondre a la croissance annoncee par INTER PARFUMS au cours des prochaines annees, SAGATRANS s'engage a poursuivre avec le Port Autonome de Rouen et la SOGARIS l'etude du projet d'implantation dans le courant de l'annee 2003 d'un nouvel entrepot sur le site R.V.S.L. d'une superficie d'environ 6.000 m2.

Concomitamment a la signature de l'engagement de location qui sera pris par SAGATRANS, les parties sont convenues de signer un nouvel avenant au contrat du 5 mai 1998 afin de fixer notamment :

-	les conditions de mise en exploitation du nouvel entrepot ;

-	une prorogation d'une duree de 3 ans du contrat portant son
	echeance du 1er aout 2005 au 31 juillet 2008 ;

-	la remuneration de SAGATRANS

	- pour les prestations export, l'augmentation du palier de remuneration a 2,25 % jusqu'a CENT CINQ MILLIONS d'Euros (105.000.000 Euros );

	- pour les prestations France, une remuneration de 3,00 % du chiffre d'affaires hors taxes France ;

	- l'augmentation de la remuneration minimale annuelle reprise a l'article 2.2. de UN MILLION QUATRE CENT QUARANTE MILLE Euros (1.440.000 Euros ) a UN MILLION SIX CENT CINQUANTE MILLE Euros (1.650.000 Euros )

Il est convenu que SAGATRANS, ce qu'INTER PARFUMS accepte ici expressement, ne pourra etre tenue pour responsable des conditions de delivrance du permis de construire - et notamment des exigences et prescriptions techniques de la DRIRE et/ou de toute autre administration concernee qui rendraient le cout de construction et par consequent le cout de location de la plate-forme inacceptable pour SAGATRANS ; qu'en consequence la decision que serait ainsi amenee a prendre SAGATRANS de renoncer au dit projet ne saurait emporter aucune consequence en matiere de responsabilite dans le cadre des rapports contractuels existant entre INTER PARFUMS et SAGATRANS, le contrat du 5 mai 1998 se poursuivant aux conditions initialement prevues et a celles amendees par avenant.

Toutes les dispositions contractuelles prevues au Titre II du contrat du 5 mai 1998 a l'exception de celles prevues a l'article 13 demeurent en vigueur et continuent de regir les relations entre les parties pour etre maintenues dans leur plein effet.

Fait a PUTEAUX,
LeEn deux exemplaires

	Pour INTER PARFUMS	Pour SAGATRANS
	/s/ Philippe BENACIN	/s/ Didier FOLOPPE

773410_1.DOC
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Exhibit 10.96